SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2019

STERLING BANCORP
(Exact Name of Registrant as Specified in Charter)

    Delaware          001-35385      80-0091851
(State or Other Jurisdiction)    (Commission File No.)    (I.R.S. Employer
of Incorporation) Identification No.)

400 Rella Boulevard, Montebello, New York                          10901
(Address of Principal Executive Offices)                         (Zip Code)

Registrant’s telephone number, including area code:    (845) 369-8040

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

[ ] Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 2.02. Results of Operations and Financial Condition
Sterling Bancorp (the “Company”) is filing this amendment (the “Amendment”) to its Current Report on Form 8-K, initially filed with the Securities and Exchange Commission on July 24, 2019, for the purpose of including as Exhibit 99.1 a revised copy of the press release issued by the Company on July 24, 2019, related to the reporting of its operating results for the three and six months ended June 30, 2019. The exhibit included in the prior filing incorrectly presented the amount of securities sold to fund the commercial loan portfolio acquired from Woodforest National Bank and the book value of such sold securities. These metrics should have been $738.8 million and $751.9 million on pages 4 and 9 of the revised Exhibit 99.1, respectively.

Except as described above, no other changes have been made to any of the information contained in the initial filing or filed as an exhibit thereto.

The information contained in this Amendment, including Exhibit 99.1 attached hereto, is considered to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that Section. The information in this Amended Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

The release contains forward-looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01.     Financial Statements and Exhibits

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release of Sterling Bancorp, originally dated July 24, 2019, as updated July 29, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

STERLING BANCORP

DATE: July 29, 2019	By:/s/ Luis Massiani
Luis Massiani
Senior Executive Vice President and
Principal Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Sterling Bancorp, originally dated July 24, 2019, as updated July 29, 2019